CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday, April 13, 2020


Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement Correction and Reaffirmation

We have attached the following document for my Sharesholders and Commissioners of the SEC to review. We also verify and certify that our assigned attorney at the SEC mentioned to the sole
ACCR Director, Patrick J Jensen that we can regain registration status.

Even though the fraud Form 15 was filed on April 2007, we all certify and agree that in order to again become fully registered and fully reporting requires 2 events to take place; To file a FORM 10 and to provide a PCAOB Audited Financial Statement for the Commission to
review and approve. From there, it is our intention to communicate with the OTC Markets to finally remove that STOP SIGN, and we also certify that we have a live application with OTC Markets for OTCIQ
News Disclosure Service.   We have a plan to do a re-IPO on the
NYSE. We will advise our Shareholders and the Commissioners truthfully and quickly in reporting when the funding has begun.

As of today, ACCR does not have any funding. We are forming our plan of execution to uplist our shares one day to the NYSE possibly in late 2020 or early 2021. This is contigent on STEPHANE following up, and funding our agreement.

This merger will place Access-Power Limited under the Florida State Senate Laws of 2019 found here:

https://www.flsenate.gov/Laws/Statutes/2019?chapter=607

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers

Stephane Bontemps is our sole CEO, and was improperly listed as a Director. Please accept our sincerely apologies. The only
Director of the Company is Patrick J Jensen.

If you have any questions, please feel free to contact us directly at 616.312.5390.
,
Sincerely yours,

Patrick J Jensen		Stephane Bontemps

Patrick J Jensen		Stephane Bontemps
Director			Co-Founder/CEO
Access-Power & Co., Inc.	Access-Power Limited /
			Access-Power & Co., Inc.

Just some more info on our new CEO:
"Stephane Bontemps
is specialized in the development of large scale power and water infrastructure projects both greenfield and acquisitions transactions. For the last 20 years, Stephane has successfully contributed to the closing of a large number of transactions within three major international organizations.
Stephane has been involved in the origination, valuation, structuring and negotiation of over 20 billion USD of investment projects across the world.
Stephane has both a technical and finance background, including project finance and M&A experience. He is capable of originating, structuring and negotiating large scale deals with world class customers, contractors, lenders and equity holders. Stephane is well networked with the best customers, equity partners, lenders and EPC contractors available in the Energy sector. He can detect, assess, secure and retain the best players fitting the project specific requirements. Stephane can also adequately manage teams of skilled professional and co-ordinate cross disciplines
Specialties: Team leader of high skilled multidisciplinary people Successful negotiation of large scale investment transactions Structuring Mergers & Acquisitions
Project Finance" Again, you may communicate directly with STEPHANE here, https://www.linkedin.com/in/stephane-bontemps-3757b05

Just keep closing your eyes, and thank you for beliving in me.

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Best,

Patrick J. Jensen
CFO and sole Director for NOW
Access-Power & Co., Inc.
April 13, 2020